UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 10, 2017
(Date of earliest event reported)

METROSPACES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-186559	90-0817201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

888 Brickell Key Dr., Unit 1102 Miami, FL		33131
(Address of principal executive offices)		(Zip Code)

(305) 600-0407

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2017, the Registrant and Leandro Jose Iglesias in representation of all of the members of Etelix.Com USA LLC (“Etelix”), and its members entered into a Transaction Agreement under which the Registrant agreed to acquire 51% of the membership units in Etelix and the members of Etelix agreement agreed to transfer certain property owned by them (the “Additional Assets”) to Etelix for $240,000 in cash to be paid to them by the Registrant and the issuance to them of an unspecified number of shares of Registant’s Pay-in-Kind Convertible Preferred Stock having a value of $1,800,000. The Seller agreed to reinvest in the Registrant 38.89% of the proceeds of the sale of shares of common stock received upon conversion of the preferred stock, up to $700,000. The Seller and certain of its members have the the option to convert any part or all of their remining membership units into stock of the Registrant. The value for the conversion of the stock will be a function of a conversion factor multiplied by Exelis’ EBITDA during the 12 months immediately prior to the date on which the conversion is requested. The conversion factor will be determined by dividing $4,000,000 into Etelix’ accumulated EBITDA for its 2016 fiscal year.

On April 25, 2017, the Transaction Agreement was amended to provide that the purchase price would remain $240,000, of which $10,000 was to be payable on the Closing Date by check or wire transfer upon the transfer of 51% of the membership units in Etelix and the Additional Assets to Etelix in accordance with the terms of the Transaction Agreement and $230,000 of which was to be payable 90 days after the Closing Date and 18,000 shares of the Registrant’s Series D PIK Convertible Preferred Stock.

The assets to be transferred under the Transaction Agreement do not include New Life Omega Services, Inc., a company created under the laws of the Republic of Panama; NL Omega Services, LLC, a company incorporated under the laws of the State of Florida; Etelix Net Communications Services, Corp., a company created under the laws of the British Virgin Islands; or any of its local and retail businesses including: Future Voyze LLC; Perfect Voyze LLC; Soluciones Latincom C.A.; Mitelco LLC; Etelix.com Peru; Etelix Group SL; and Etelix.com UK.

With respect to Future Voyze LLC and Perfect Voyze LLC, these companies and Etelix have entered into an agreement under which Etelix will receive all assets resulting from the liquidation of Future Voyze LLC and all of those assets are to be transferred from Etelix.com USA LLC to Perfect Voyze LLC once it had been granted a telecommunications license by the Federal Communications Commission.

Etelix is a Miami-based, FCC-licensed voice, SMS and data carrier. The company's principal products and services are international voice wholesale operations and distribution, residential and commercial data and voice services and data hosting services. Etelix is planning to develop and construct build-to-suit data hosting centers in secondary markets across the United States.

Etelix was founded in 2007 and has been profitable since its inception. Its revenue and net income for 2015 were $1,166,944 and $22,988, respectively, and increased to $4,067,807 and $56,044, respectively, for 2016. Management believes, but cannot assure, that Etelix’ revenue will grow to $7-8 million in 2017.

Attached to this Report as Exhibit 99.1 and 99.2 are Etelix’ unaudited financial statements, which were not prepared in accordance with Regulation S-X, for the fiscal years ended December 31, 20126 and December 31, 2015, respectively.

The management of Etelix prior to the acquisition will remain.

Further information about Etelix may be found at its website, www.etelix.com.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 7, 2017, the transaction described in Item 1.01 was closed. The information required by Item 2.01 is set forth in Item 1.01 and is incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

On April 17 2017, the Registrant’s board of directors adopted resolutions under which, until April 17, 2018, the Registrant would not, prior to April 17, 2018, adopt, among other things, an amendment to its certificate of incorporation effecting or permitting a reverse split of its common stock without the favorable vote of the Independent Stockholders, as defined therein. The text of these resolutions is as follows:

RESOLVED, that, until April 17, 2018, the Corporation shall not, without the favorable vote of a majority of the shares of common stock, par value $0.000001 per share (the “Common Stock”), held by persons other than the officers and directors of the Corporation and their affiliates (“Independent Stockholders”), (i) adopt any amendment to its certificate of incorporation that effects or permits any combination of the Common Stock (sometimes referred to a “reverse split”) or (ii) adopt any amendment thereto that reclassifies or permits the reclassification of the Common Stock or permits the issuance of another class or series of Common Stock; but the Corporation may, without the favorable vote of Independent Stockholders, merge into another corporation, such that the Common Stock shall be converted into shares of the common stock of such other corporation, provided that such shares, upon such merger, (i) shall be the only class or series of common stock issued by such corporation and (ii) may be immediately sold in the public securities markets in unlimited amounts (except by affiliates of the Corporation or of such corporation); and

RESOLVED FURTHER, that the foregoing resolution shall not be altered, amended or rescinded unless authorized by the favorable vote of Independent Stockholders.

These resolutions extend resolutions of like tenor, adopted on February 29, 2016, under which the Registrant would not, prior to February 28, 2017, adopt, among other things, an amendment to its certificate of incorporation effecting or permitting a reverse split of its common stock without the favorable vote of the Independent Stockholders

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required will be filed by amendment not later than 71 calendar days after June 12, 2017.

(b) Pro forma financial information.

The financial information required will be filed by amendment not later than 71 calendar days after June 12, 2017.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report:

EXHIBIT INDEX

Exhibit Description

10.1 Transaction Agreement, dated April 10, 2017, by and between the Registrant and Leandro Jose Iglesias in representation of all of the members of Etelix.Com USA LLC and its members.

10.2 Amendment, dated April 25, 2017, of the Transaction Agreement.

99.1 Unaudited Financial Statements of Etelix.Com USA LLC for the year ended December 31, 2016.

99.2 Unaudited Financial Statements of Etelix.Com USA LLC for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROSPACES, INC.

By: /s/ Oscar Brito

Oscar Brito
President

Dated: June 22, 2017